                                                                    EXHIBIT 10.5



             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
             -------------------------------------------------------

           SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 6th day of August, 1996 by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), in its individual corporate capacity, SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, CORESTATES BANK, N.A., a national banking association, and PNC BANK, NATIONAL ASSOCIATION, a national banking association (individually, a "Lender" and, collectively, the "Lenders"), and FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

           WHEREAS:

           A. The Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995 and as further amended by the First Amendment to Loan Agreement made as of October 30, 1995 (the "Loan Agreement") pursuant to which, INTER ALIA, the Lenders agreed to make available to the Borrower a revolving credit and term loan facility;

           B. The Borrower has requested that the Loan Agreement be amended as hereinafter set forth;

           C. The Lenders are willing to amend the Loan Agreement on the terms and conditions hereinafter set forth;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

           1.   AMENDMENTS. The Loan Agreement is hereby amended as follows:

                (a) The definition of "Commitment" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the names of the Lenders and the amounts set forth opposite the Lenders' names at the end of such definition and replacing such names and amounts with the following:

                      "Fleet Bank, N.A.                          $ 40,000,000
                      Sanwa Business Credit corporation            25,000,000
                      CoreStates Bank, N.A.                        22,000,000
                      PNC Bank, National Association               13,000,000
                                                                 ------------
                      Total:                                     $100,000,000"


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                (b)   The definition of "Commitment Termination Date" in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'COMMITMENT TERMINATION DATE' - July 31, 1998, unless
                 extended pursuant to Section 2.14 hereof."

                (c) The following definition is hereby added to Section 1.1 of the Loan Agreement after the definition of "Guaranty":

                      "'HEDGE LENDER' - the Agent or any Lender (or any
                Affiliate of the Agent or any Lender) in its capacity as a party to a Lender Hedge Agreement."

                (d) The following definition is hereby added to Section 1.1 of the Loan Agreement after the definition of "Indebtedness":

                      "'INTERCREDITOR AGREEMENT' - that certain Amended and
                Restated Intercreditor Agreement made as of August 6, 1996 among the First National Bank of Boston, Commerzbank AG, New York Branch and the Agent."

                (e) The definition of "Interest Period" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'INTEREST PERIOD' - with respect to any Libor Loan, each
                period commencing on the date such Libor Loan is made or converted from a Prime Rate Loan or the last day of the immediately preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third, sixth or twelfth calendar month thereafter, except that each Interest Period that commences on the last Libor Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Libor Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) each Interest Period that would otherwise end on a day which is not a Libor Business Day shall end on the next succeeding Libor Business Day (or, if such next succeeding Libor Business Day falls in the next succeeding calendar month, on the immediately preceding Libor Business Day); (ii) no Interest Period may commence before and end after any date on which the Borrower is required to make a payment or prepayment of the principal of the Loans unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods that end after such date shall be equal to or less than the aggregate principal amount of the Loans scheduled to be outstanding after giving effect to the payments or prepayments of principal required to be made on such date; and (iii) no Interest Period shall extend beyond the Maturity Date for such Loan."



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                (f)   The following definition is hereby added to Section 1.1 of the Loan Agreement after the definition of "Lease":

                      "'LENDER HEDGE AGREEMENT' - any interest rate swap, cap or collar agreement, and any other similar agreement entered into by and between Borrower and the Agent or any Lender (or any Affiliate of the Agent or any Lender) the purpose of which is to hedge Indebtedness of the Borrower against fluctuations in interest rates."

                (g) The definition of "Libor Term Loan" in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following definition is hereby added to Section 1.1 of the Loan Agreement in substitution therefor:

                      "'LIBOR LOAN' - a Loan the interest on which is determined on the basis of Libor."

                (h) Each reference to the term "Libor Term Loan" in the Loan Agreement is hereby deleted and the term "Libor Loan" is hereby substituted in each place therefor.

                (i) The definition of "Loan Documents" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'LOAN DOCUMENTS' - this Agreement, the Notes, the
                Security Documents, the Intercreditor Agreement and all other documents, except Lender Hedge Agreements, executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents."

                (j) The definition of "Prime Rate Term Loans" in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and each reference to the term "Prime Rate Term Loan" in the Loan Agreement is hereby deleted and the term "Prime Rate Loan" is hereby substituted in each place therefor.

                (k) The definition of "Sub-limit" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'SUB-LIMIT' - 10% of the aggregate Commitment outstanding from time to time."

                (1) Section 2.1(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(b) Subject to the terms and conditions of this
                Agreement, the Borrower may borrow, repay and reborrow amounts in respect of the Revolving Credit Loans available under the Commitment during the Credit Period by means of Prime Rate Loans and Libor Loans. Amounts



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                repaid on or after the Commitment Termination Date may not be reborrowed. Subject to the terms and conditions hereof, the Borrower may borrow amounts in respect of the Term Loans by means of Prime Rate Loans and Libor Loans and repay amounts in respect of such Loans."

                (m) Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "SECTION 2.2 NOTICES.

                      The Borrower shall give the Agent written notice in the
                form of EXHIBIT A hereto (a "Notice") of each borrowing of a Loan, each conversion and prepayment of a Loan and, in the case of the borrowing, continuation or prepayment of, or conversion of a Prime Rate Loan into, a Libor Loan, the duration of each Interest Period applicable thereto; PROVIDED, that (i) if a Notice shall fail to specify the interest rate option applicable to the requested Loan, then the Borrower shall be deemed to have requested a Prime Rate Loan and (ii) if the Borrower fails to specify the duration of an Interest Period with respect to a Libor Loan, then the next Interest Period applicable to such Libor Loan shall automatically continue as an Interest Period with one month's duration. Each Notice shall be irrevocable and shall be effective only if received by the Agent no later than 1:00 P.M. New York City time, on the date which is, in the case of the borrowing of a Libor Loan, at least three (3) Business Days or, in the case of the borrowing of a Prime Rate Loan, at least two (2) Business Days, prior to the date of such borrowing designated in the Notice and, in the case of the prepayment, conversion or continuation of a Loan, at least three (3) Business Days prior to the date of such prepayment or conversion designated in the Notice or, with respect to continuation of a Libor Loan, the last day of the Interest Period then in effect for such Loan. Each such Notice of a borrowing, conversion, continuation or prepayment shall specify (a) the amount and type of Loan to be borrowed, converted, continued or prepaid, (b) the date of such borrowing, conversion or prepayment (which shall be a Business Day) and (c) in the case of a continuation, the duration of the new Interest Period. Promptly upon its receipt thereof, the Agent shall send to each of the Lenders copies of all Notices received pursuant to this Section 2.2."

                (n) Subsections (i) and (ii) of Section 2.9(a) of the Loan Agreement are hereby amended and restated in their entirety as follows:

                      "(i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate plus .50%; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50%



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                      (ii) with respect to any Term Loan, (x) during such
                periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate plus 2.25% and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50%."

                (o) Section 2.9(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(c) Accrued interest on each Loan shall be payable
                monthly in arrears on the first Business Day of each month, commencing with the first month immediately following the date of the making of such Loan and continuing on the first Business Day of each month thereafter until the maturity of such Loan or the payment or prepayment thereof in full; PROVIDED, that (x) with respect to Libor Loans, accrued interest shall be payable on the earlier of (i) the first Business Day of each month or
                (ii) the last day of the Interest Period applicable to such Libor Loan and (y) interest which is payable at a Post-Default Rate shall be payable from time to time on demand of the Agent."

                (p) The second sentence of Section 2.11(a) of the Loan Agreement is hereby modified by deleting the words "clause (ii) to" therefrom.

                (q) The word "indemnities" in the first line of the first sentence of Section 2.19 of the Loan Agreement is hereby deleted and replaced with the word "indemnifies."

                (r) Section 2.20(b) of the Loan Agreement is hereby amended by inserting the following proviso immediately after the word "thereof":

                      "; PROVIDED, HOWEVER, that any Libor Loans outstanding as
                of August 6, 1996 shall be repaid based on the ratio which the outstanding principal balance of such Libor Loans of each Lender bears to the aggregate outstanding principal amount of such Libor Loans, after giving effect to the withdrawal from the Loan Agreement of Commerzbank AG, New York Branch."

                (s) The fourth sentence of Section 2.21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "Notwithstanding the foregoing, in the event the Agent
                shall have made an advance on behalf of a Lender without prior notice not to do so, the Borrower shall, on demand from the Agent, repay to the Agent the amount so made available with interest thereon, in respect of each day during the period commencing on and including the date such advance was so made by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime



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

                Rate Loan, the Prime Rate plus .50%; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50% or (ii) with respect to any Term Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate plus 2.25% and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50%."

                (t) Section 2.22(a) of the Loan Agreement is hereby amended by inserting after the phrase "or any of the other Loan Documents" and immediately before the open parenthetical following such phrase the phrase "or under any Lender Hedge Agreements".

                (u) Section 3.6 of the Loan Agreement is hereby amended by inserting the phrase "Except as set forth on Schedule 3.6 hereto," immediately before the words "There are no outstanding judgments, actions or proceedings pending" at the beginning of such Section.

                (v) Section 5.6 of the Loan Agreement is hereby amended by deleting clause (ii) thereof and replacing such clause with the following: "(ii) nothing has come to their attention which would indicate that there was any failure to comply with the Borrowing Base limitation hereunder."

                (w) Section 6.9(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(i) a ratio of Consolidated Indebtedness to Consolidated
                Tangible Capital Funds of not more than 6:1; PROVIDED, HOWEVER, that in the event the Borrower shall amend Section 5.10(a)(4)(i) of the Note Agreement dated as of July 1, 1994 with respect to the Guarantor's 12% Senior Subordinated Notes solely to increase the percentage set forth therein to 650% or greater, then the ratio in this subsection (a)(i) shall, effective as of the date of such amendment, but provided no Default or Event of Default shall have occurred and be continuing, increase to 6.5:1."

                (x) Section 7.1(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(f) Indebtedness of the Borrower to The First National
                Bank of Boston pursuant to the Bank of Boston Facility, provided that the principal amount thereof shall not at any time exceed $50,000,000."

                (y) A new subsection (h) is hereby added to Section 7.1 of the Loan Agreement as follows:

                      "(h) Indebtedness in respect of Lender Hedge Agreements."

                (z) Section 7.5 of the Loan Agreement is hereby amended and restated in its entirety-as follows:



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                      "SECTION 7.5 DIVIDENDS.

                      Declare or pay any cash dividends or make any cash
                distribution of any kind on the outstanding stock of any Loan Party, except to the extent that such declarations and payments (without duplication) are of cash dividends and distributions not in excess of 50% of Consolidated Net Income for the immediately preceding fiscal year, or set aside any sum for any such purpose, except upon the express prior written consent of the Majority Lenders, which consent shall not be unreasonably withheld."

                (aa) A new Section 8.11 is hereby added to the Loan Agreement after Section 8.10 as follows:

                      "SECTION 8.11 MATERIAL CHANGE.

                      The occurrence of any material change in the condition or
                affairs (financial or otherwise) of the Borrower or any of its Subsidiaries or of any endorser, guarantor or surety for any Obligations which causes the Majority Lenders to deem themselves insecure."

                (ab) Section 10.2(c) of the Loan Agreement is hereby deleted in its entirety.

                (ac) A new Section 11.14 is hereby added to the Loan Agreement after Section 11.13 as follows:

                      "SECTION 11.14 CONFIDENTIALITY.

                      The Agent and the Lenders shall hold all confidential
                information delivered by Borrower to the Agent or any Lender pursuant to this Agreement relating to the Borrower or its business in accordance with such entity's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure to such of its respective Affiliates, officers, directors, employees, agents and representatives as need to know such information in connection with the Loans. If the Agent or any Lender is otherwise a creditor of Borrower, the Agent or such Lender, as the case may be, may use the information in connection with its other credits. The Agent or any Lender may also make disclosure reasonably required by any bona fide Participant, potential assignee or potential Participant (each, a "Transferee") or as required or requested by any governmental authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors, and shall require any Transferee to agree, in a writing to which Borrower shall be the third party beneficiary, to agree to hold all such information as confidential to the extent required by the first sentence of this Section 11.14."



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                (ad) Exhibit A to the Loan Agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted in lieu thereof.

                (ae) Exhibit C-3 to the Loan Agreement is hereby deleted in its entirety and Exhibit C-3 attached hereto is hereby substituted in lieu thereof.

                (af) Schedule 3.1 to the Loan Agreement is hereby deleted in its entirety and Schedule 3.1 attached hereto is hereby substituted in lieu thereof.

                (ag) Schedule 3.2 to the Loan Agreement is hereby deleted in its entirety and Schedule 3.2 attached hereto is hereby substituted in lieu thereof.

                (ah) Schedule 3.5 to the Loan Agreement is hereby deleted in its entirety and Schedule 3.5 attached hereto is hereby substituted in lieu thereof.

                (ai) Schedule 3.6 attached hereto is hereby attached to the Loan Agreement as Schedule 3.6 thereof.

                (aj) Schedule 3.16 to the Loan Agreement is hereby deleted in its entirety and Schedule 3.16 attached hereto is hereby substituted in lieu thereof.

                (ak) Schedule 3.20 to the Loan Agreement is hereby deleted in its entirety and Schedule 3.20 attached hereto is hereby substituted in lieu thereof.

           2. CONDITIONS PRECEDENT. Prior to or simultaneously with the entry by the Borrower into this Amendment and as a condition precedent to the effectiveness of this Amendment:

                (a) DOCUMENTS. The Borrower shall have executed and delivered to the Agent with sufficient original counterparts for each Lender (i) this Amendment, (ii) an amendment to the Security Agreement and the Assignment of Leases in form and substance satisfactory to the Agent and (iii) such UCC financing statements and related documents as the Agent shall require in connection therewith, and the Guarantor shall have executed and delivered to the Agent with sufficient original counterparts for each Lender the Confirmation of Guaranty annexed to this Amendment.

                (b) CORPORATE ACTION. The Borrower shall have taken all corporate action required to be taken to authorize the execution, delivery and performance of this Amendment, the agreements, documents and instruments referred to herein and the transactions contemplated hereby and thereby.

                (c) CORPORATE DOCUMENTS AND CERTIFICATES. The Borrower and the Guarantor shall have delivered to the Agent, with sufficient original counterparts for each Lender, an officer's certificate, in form and substance satisfactory to the Agent, confirming the following:

                      (A) None of its organizational documents have been amended since the date(s) as of which copies of said organizational documents were certified to the Agent;



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

                      (B) Specimen signature(s) of the person(s) authorized to execute this Amendment;

                      (C) The execution, delivery and performance of this Amendment has been authorized by resolutions of the Board of Directors of the Borrower and the Guarantor, copies of which shall be attached to such officer's certificate; and

                      (D) Each of the Borrower and the Guarantor remains in good standing in its respective jurisdiction of incorporation and in each jurisdiction in which it is qualified to do business.

                      (E) There shall have been no amendment, waiver or other modification to the Bank of Boston Facility except for the Amendments dated as of even date herewith to the Credit Agreement governing the Bank of Boston Facility and certain documents related thereto, true and complete copies of which shall have been delivered to the Agent (the "Bank of Boston Amendments").

                (d) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto, including, without limitation, the Bank of Boston Amendments, shall be reasonably satisfactory in form and substance to the Agent, and the Agent and each Lender, upon request by such Lender, shall have received all information and such counterpart originals or certified or other of such documents as the Agent may reasonably request prior to the date hereof.

                (e)   COMPLIANCE.

                      (i) The Borrower and the Guarantor shall have complied and shall then be in compliance with all of the terms, covenants and conditions of the Loan Agreement as amended by this Amendment; and

                      (ii)   The representations and warranties contained in
Article 3 of the Loan Agreement shall be true and correct on the date hereof;
and

                      (iii) No Default or Event of Default shall have occurred, and the Agent and each Lender shall have received a Compliance Certificate dated the date hereof certifying, INTER ALIA, that the conditions set forth in this
Section 2(e) are satisfied on such date.

                (f) LEGAL MATTERS. All legal matters incident to the effectiveness of this Amendment shall be satisfactory to counsel to the Agent.

                (g) LETTER OF WITHDRAWAL. The Agent shall have received a letter of withdrawal duly executed and delivered by Commerzbank AG, New York Branch ("Commerzbank"), evidencing Commerzbank's agreement to withdraw as a Lender under the Loan Agreement.



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           3.   REAFFIRMATION OF SECURITY INTEREST.

           The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof, in each case after giving effect to the Loan Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Loan Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

           4.   REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

                (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

                (b) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms.

           5. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without reference to its principles of conflict of laws.

           6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement.

           7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                              BORROWER:

                                              LEASECOMM CORPORATION

                                              By: /s/ Peter Bleyleben
                                                  ______________________________
                                                  Name:
                                                  Title:



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

                                              LENDERS:

                                              FLEET BANK, N.A.(formerly known as
                                              NatWest Bank N.A.)

                                              Address:

                                              Fleet Bank, N.A.
                                              175 Water Street
                                              New York, New York  10038
                                              Attention: Mr. Robert Young
                                                         Vice President

                                              Telecopier: (212) 602-2180

                                              By: /s/ Robert F. Young
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              SANWA BUSINESS CREDIT CORPORATION

                                              Address:

                                              Sanwa Business Credit Corporation
                                              One South Wacker Drive
                                              Chicago, Illinois  60606
                                              Attention: Ms. M. Gail Fitzpatrick
                                                         Vice President

                                              Telecopier: (312) 853-1366

                                              By: /s/ Mary Gail Fitzpatrick
                                                  ------------------------------
                                                  Name:
                                                  Title:




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

                                           CORESTATES BANK, N.A.

                                           Address:

                                           Corestates Bank PNB
                                           1500 Market Street West Tower
                                           Philadelphia, Pennsylvania 19101-7618
                                           Attention: Ms. Verna R. Prentice
                                                      Vice President

                                           Telecopier: (215) 973-6054

                                           By: /s/ Velma R. Prentice
                                               ---------------------------------
                                               Name:
                                               Title:

                                           PNC BANK, NATIONAL ASSOCIATION

                                           Address:

                                           PNC Bank, National Association
                                           100 South Broad Street
                                           Philadelphia, Pennsylvania  19919
                                           Attention: Ms. Ann Fryland
                                                      Vice President

                                           Telecopier: (215) 585-8351

                                           By: /s/ Ann Fryland
                                               ---------------------------------
                                               Name:
                                               Title:

                                           AGENT:

                                           FLEET BANK, N.A.(formerly known as
                                           NatWest Bank N.A.), as Agent

                                           By: /s/ [Signature Illegible]
                                               ---------------------------------
                                               Name:
                                               Title:




                                      -12-